第八条　　附　则

凡有关协议的通知、请求或其他通讯往来，须以文字为准，可采用电子邮件、书信、传真等方式传递。

本协议自双方签字日起生效，一式两份，甲、乙双方各执一份。

甲方：黑龙江省阳霖油脂集团

董事长签章：

姓名：

日期：2006 年11月2日

乙方：For and on behalf of MASS HARMONY ASSET MANAGEMENT LIMITED 文浩資產管理有限公司

文浩资产管理有限公司

Authorized Signature(s)

Mass Harmony Asset Management Ltd.

执行董事签章：

姓名：

日期：2006 年10月28日

财务顾问协议

甲　　方：黑龙江省阳霖油脂集团

地址：黑龙江省集贤县保卫路 88 号

乙　　方：文浩资产管理有限公司　（Mass Harmony Asset Management Limited）

地址：香港上环干诺道 168-200 号信德中心西座 36 楼 3605 室

第一条　总　则

1.1 鉴于甲方欲通过乙方，以私募形式，引进美国机构投资人股权或债权（包括过桥贷款）资本，并通过反向收购达到在美国 OTCBB 市场买壳上市并最终成功转板到 AMEX 或 NASTAQ 上市的目的。甲、乙双方同意，由甲方授权乙方担任该过程的财务顾问。根据《中华人民共和国合同法》以及国家有关规定，甲、乙双方本着友好合作的原则，达成以下协议：

第二条　乙方服务

甲方聘请乙方为其在美国私募股权和/或债权资本并买壳上市项目（以下简称“项目”）提供顾问咨询服务（以下简称“服务”）；服务包含内容如下：

2.1 对甲方进行初步尽职调查，筛选和确定美国潜在的券商与机构投资者，调研和评估投资者的情况，向甲方提出相关候选合作对象；

2.2 依照美国惯例编制企业情况材料并向美国券商、投资者全面推介甲方；

2.3 按上市要求重整甲方各业务公司的法律架构；

2.4 财务理帐；增强集团内之财务及会计管理能力，并达到上市要求；

2.5 为甲方制作商业计划书；

2.6 推介美国证监会（SEC）认可的会计师事务所按照美国会计准则（GAAP）对甲方进行审计；

2.7 推介中国和美国律师为该项目提供法律服务；

2.8 制作甲方公司未来5年的财务预测，包括资产负债表，损益表和现金流量表；

2.9 安排美国券商与甲方会面、赴甲方企业参观等事宜，并协助甲方与美国券商签约；

2.10 配合美国券商，视甲方要求陪同赴美路演，协助甲方与有意向机构投资者谈判，帮助甲方争取最优惠的财务及融资条件，组织融资；

2.11 协助甲方配合美国主导投资者对甲方进行的尽职调查工作；

2.12 甲方与有意向投资者达成一致后，协助投资条款书及相关协议的签署；

2.13 其它该项目实施必要工作，全程指导甲方公司，直至该项目成功

2.14 首次募集、OTCBB 挂牌成功后，乙方须委派一名人员在甲方上市公司董事会中担任独立董事（任期：企业上市后起 12 个月），享受薪金待遇，提供后续支持，协同甲方转板 AMEX 或 NASDAQ 进行二次增发等。

第三条 甲方责任

3.1 甲方应及时有效地向乙方提供有关业务、财务、法律等方面的信息：并对所提供信息的真实性、合法性和有效性承担责任。

3.2 甲方应当及时、充分地向乙方提供完成本服务所需的真实、完整的资料，并在本服务执行过程中根据投资方的要求及时提供各项必要的支持和配合文件。

第四条 乙方责任

4.1 乙方应当在收到甲方按要求提供的完整资料后及时向美国相关机构提资，并积极采取确实有效的办法协助甲方与券商、投资者进行谈判，在甲方满足条件的情况下，促成甲方与券商、投资方签订协议，融资到位并最终成功在美国上市；

4.2 乙方不得以甲方顾问的名义从事任何有损甲方利益的活动。

第五条 报酬及支付

5.1 上述财务顾问费为人民币 30 万元整；本协议签署后 5 个工作日内甲方向乙方支付 15 万元；余下的 15 万元将由甲方融资成功且在美国 OTC.BB 挂牌后 5 个工作日内向乙方一次付清；

5.2 乙方帮助甲方直接或间接地实现股权融资完成后，乙方从甲方获得最终上市公司 1%的普通股股权及融资总额 5%的认股权证（认股权证有效期为五年；行使价格为首次私募价格的 140%）。

5.4 乙方为甲方提供服务过程中，甲方需负责安排并支付乙方往来甲方现场的所有食、宿及交通的条件和费用，并提供办公条件；

5.5 就本协议而言，乙方向甲方直接或间接推荐、引进、介绍的券商或投资人/机构（无论以当面介绍、会议形式，或通过安排双方的电话会议或书信联系，无论乙方是否参加参与该等会议、电话或通信），一旦实质融资行为发生，无论甲方认可与否，均视乙方服务责任已完成，甲方须依照上述条件向乙方支付报酬。

第六条 保密条款

6.1 甲乙双方确保不会将在项目执行过程中的任何非公开信息泄露给双方以外任何一方。双方承诺不会将甲方及投资者所提供的资料进行复制和传播，或以任何形式泄露给其他方。若需向其他方提供有关各方的资料时，需得到相关方面与本协议另外两方的同时许可。

第七条 争议的解决

7.1 在执行本协议所发生或与本协议有关的一切条款的争执，首先应由甲乙双方友好协商解决。

7.2 若协商不能解决，可提起诉讼或提交仲裁机构仲裁，仲裁地北京。